UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                 March 18, 2002


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-24363                  33-0102707
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)



     16815 Von Karman Avenue, Irvine, CA                         92606
  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (949) 553-6655


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ITEM 5. - OTHER EVENTS.

     Interplay Entertainment Corp. (the "Registrant") announced that Titus Interactive SA, the company's majority stockholder, converted its remaining shares of Series A Preferred Stock into common stock. A copy of the Registrant's press release, dated March 18, 2002, is attached to this Form 8-K as Exhibit
99.1 and is incorporated herein by this reference.


ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          Exhibit 99.1 Press Release of the Registrant dated March 18, 2002.


                                     Page 2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERPLAY ENTERTAINMENT CORP.



April 8, 2002                                 /S/ JEFF GONAZALEZ
                                            -----------------------------
                                            Jeff Gonzalez
                                            Chief Financial Officer


                                     Page 3
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                                  EXHIBIT INDEX


     EXHIBIT NUMBER                     DESCRIPTION

          99.1              Press Release dated March 18, 2002